Exhibit 99.1

CMS ENERGY

Investor Meeting

July 31, 2013

Cross Winds Energy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other Energy’s and Energy’s Securities factors detailed from time to time in CMS Energy s Consumers Energy s and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

1

Recent Highlights . . . .

Constructive regulatory environment

Settled first electric rate case

O&M cost reduction acceleration

Eliminate need for base rate increases through 2014

Provide for improved customer base rates

Reduce investor risk

Ten-year, $15 billion capex plan unchanged

New gas plant air permit approved July 25th

CON decision by mid-April 2014

Michigan GDP growth +11%, fifth best past three years

. . . . 5% to 7% long-term EPS growth rate on track.

Michigan’s Constructive Regulation . . . .

New Commissioner Commission

Previous Experience

Public Sector Consultants

Provided support for 2008 energy law

Provided research for Appendix A

Michigan Public Service Commission

John Quackenbush (R), Chairman

Term Ends: July 2, 2017

Michigan Department of

Environmental Quality

Public Utility Commission of Texas

Education

BS - Michigan State University

MPA - of Texas-Austin

Sally Talberg (I)

Term Ends: July 2, 2019

Greg White (I)

Term Ends: July 2, 2015

University Texas . . . . strong law on the books supported by a quality commission.

Constructive Regulation . . . .

Electric

Settled - $89 million in 8 months

10.3% return on equity (unchanged)

Eliminates rate skewing

Approved full deployment of Consumers Smart Energy program and opt-out fee

. . . . provides improvements for customers and investors.

Regulatory Filings . . . .

2013 2014 2015 2016

ELECTRIC

File annual rate case

Avoid

New Michigan Energy Policy

Tax Case

Securitization

CON GAS File annual rate case Avoid

Base Ratesa No change < Inflation

EPS 5% - 7% 5% - 7% 5% -57%% - 7%

ROE 10.3% 10.3% 10.3%

5% - 7%

10.3%

2013 2014 2015 2016

. . . . simplif implified to benefit customers.

a Includes surcharges

5

Trend of O&M Cost Savings . . . .

Percent Change

25%

0

Cost Reductions Inflation

-21%

-9%

Prior Plan

-6%

New Plan

Accelerated Cost Reductions

0

0

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

-15% -25%

. . . . accelerating; reducing risk.

Lines smoothed for illustrative purposes.

6

Strong Customer Focus – Cost Control . . . .

Average O&M Annual Change Amount

Past (annual average) (mils)

Average O&M Annual Change Examples of Cost Reductions

7% Peers Western coal $250 Workforce restructuring and benefit plans 70

Inflation 2% Peers -8% -3% 2% SAP 40

Productivity 50 -1%

Reinvested -6% Consumers -0.5%

-2% Future (est. annual average)

Classic 7 mothballed $20

Productivity 10

Benefit plans 30 -6% -6% Consumers Smart Energy 10

Total Future Savings $70 2006-2012

Annual Average

2012 2013E 2013-2017E

2012 Base

7 . . . . holds down rates and helps fund better system reliability.

Strong Customer Focus – Cost Control . . . .

Average O&M Annual Change Examples of Cost Reductions

7% Peers Annual Future (mils) $20 Inflation 2% Peers -10% -4%

2% Classic 7 mothballed Productivity 10 Benefit plans 30 Consumers Smart Energy 10

-2% Reinvested 6% Consumers -0.5% -2% Additional cost controls Retiree health care $50

-8% -6% Tax benefits (COR) 70 Cross Winds® (PTC) 10 Low cost financing 8 2006-2012

Annual Average 2012 2013E 2013-2017E 2012 Base Annual Reductions $208

. . . . has been enhanced and accelerated.

New Cost Savings . . . .

Electric Base Rate Increase Avoided

Gas Base Rate Increase Avoided

$100 Benefits

$49 Benefits Tax

Tax/Other

$0

2014

Cross Winds®

$0

2013 2014

. . . . fund elimination of gas and electric base rate increases!

Ten-Year Capital Investment Plan . . . .

Clean Power

$3 Billion

Reliability

$3.5 Billion

Capacity

$2 Billion

Infrastructure

$4 Billion

New gas generation Environmental Consumers Smart Energy Gas distribution

Renewable energy Ludington Pumped Storage Main replacements Propane switching

Gas conversions Pipeline replacements Electric reliability Electric distribution

. . . . in customer projects (none “bet the Company”) represents 80% of $15 billion plan.

Capital Investment Plan . . . .

Major Projects Capital Investment

8	0 Amount (bils) Karn/Weadock Generating Complex, Environmental Compliance,

$8.0 $7.3 Increased capacity <$7.0 New Gas Plant Ludington Pumped Storage Plant,

Reliability & Capacity Cross Winds® Energy Park Thetford Natural

$6.5 Gas-Fired Plant Consumers Smart Energy Program Average Base Rate Increases 2013-2017 2018-2022

<2% <2% Gas Transmission & Storage Reliability & Automation

Campbell Generating Plant, Environmental

Compliance

. . . . drives EPS and cash flow growth.

Capacity Needed . . . .

MW

Installed Capacity Excl Classic 7 Classic 7

New Gas Plant Peak Demand with Reserve Margin

9,500

10,500

7,500

8,500 Market

Purchases

5,500

6,500

4,500

2013 2014 2015 2016 2017 2018

. . . . to meet reserve requirements.

New Gas Plant CON Filed . . . .

CON filed July 12th

Expected decision within nine months

Reliability to be maintained for customers

Air Permit

Submitted Approved July 25

Capacity needed to support future energy needs

Certificate of Necessity Filed 7/12 Approval

Investment in Michigan to provide jobs and economic benefits

Project

Full Notice to Proceed

Commercial Operation

Award Major Contracts

Investment (mils) $6 $106 $345 $253 $40

2012 2013 2014 p 2015 2016 2017

. . . . progress continues as spending ramps-up post approvals.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

WA

8.1 MT 6.7 ND 31.0 MN 5th Best OR 11% 13.8 NV ID 2.1 WY (3.5) SD 4.7

NE 7.4 8.2 IA 6.6 WI 5.9 IL MI 11.0 IN OH PA NY 6.6 CT RI NH 6.1 MA 7.9 ME 2.7 VT 8.2 CA 5.0

2.9 UT 8.7 AZ 4 2 NM CO 6.2 KS 7.3 OK 4.7 MO 4.3 AR 4.6 5.9 TN 8.4 12.3 7.3KY 8.6 VA 6.1 WV

8.7 5.9 MD 7.5 DE 1.4 NJ 3.1 1.0 2.4 DC 5.7 SC NC 5.6 4.2 0.7 TX 13.0 LA 4.6 MS 3.2 AL

5.0 FL GA 5.7 7.6 Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile

HI

6.9 AK 1.2 3.6 U.S. Total = 6.7%

. . . . among the best in the nation.

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13

Michigan Economy . . . .

Manufacturing Job Creation

Dec-09 thru Mar-13 (thousands of workers)

Michigan Economic Index

Comerica Bank

140 53 58 88 Indiana Texas Michigan 120 UP 74% Since Jun-09

31 38 52 Washington Wisconsin Ohio 100 23 28 Kentucky Illinois

80 Other states: CA up 47% 19 21 Iowa Tennessee 60

2008 2009 2010 2011 2012 2013 0 TX up 45% FL up 43%

15.	. . . continues to improve.

Source: National Association of Manufacturers

Data: Jan-08 thru May-13, low Jun-09 72.1, high May-13 125.2

Electric Sales Recovery a . . . .

Industrial Total

10% 18% 4% 4%b 6% U.S. Utilities Consumers 4% 2 5%c1%b

2%1% 1%b.5%b 2%-1%0%2%0%-1%2.5% 1.5% c

-4%-6%-2%-3%-2%7% -3% 1%

Consumersvs Peers

-9%2008 2009 2010 2011 2012 2013E 2008 2009 2010 2011 2012 2013E

16.	. . . steady, stronger than other service territories.

a Weather normalized c Without E.O.

b Excluding one company with Economic Development Tariff Source: EEI

Key Takeaways . . . .

EPS a Growth+7%

$1.70 7%5% Growth• 5%-7% real growth

+12%+8%+7%% g

Dividend growth in line with earnings

Gross operating cash flow

+7% +12% +4% Target 5%—7% Actual = 7%

up $0.1 billion per year Transparent Ten-year investment plan

11% Target 6%—8% Constructive regulatory

climate

Predictable Actual = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

On track for 11th consecutive

year of consistent, attractive

financial performance

. . . . distinguish CMS from our peers.

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Appendix

CMS Managed its Work in 2012 . . . .

Adjusted EPS

(non-GAAP)

+13¢

First Half Second Half

Hot Summer

Guidance

$1.55

$1.52 to

$1.55 Warm Winter

-13¢

. . . . delivering the high side of performance for customers and owners.

CMS Manages its Work in 2013 . . . .

Adjusted EPS

(non-GAAP)

First Half Second Half

+14¢

Better Than Plan

Sales 4¢

Health care 2

Reinvestment

Reliability complete 6¢

Gas case deferred 3

Financing & other 1

Net Benefits 7¢

Reliability & other 5

Total Reinvestment 14¢

+7¢

Electric Weather

Guidance

Gas Weather

. . . . by reinvesting cost savings and weather benefits into customer service.

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS